NATIONS LIFEGOAL FUNDS, INC.

                        NATIONS LIFEGOAL GROWTH PORTFOLIO
                   NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO
                  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO

                        Supplement dated January 20, 1999
                      to Prospectuses dated August 1, 1998

         The combined prospectuses for the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Portfolio and Nations LifeGoal Income and Growth Portfolio are hereby supplemented by deleting the paragraph under the heading "How the LifeGoal Portfolios Are Managed--Investment Adviser" concerning Gartmore Global Partners and inserting in its place the following:

                  Gartmore Global Partners ("Gartmore"), with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as the investment sub-adviser to three of the underlying Nations Funds Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund - pursuant to an investment sub-advisory agreement. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK-based international fund management group of companies. National Westminster Bank plc and affiliated entities own 100% of the equity of Gartmore plc.

                  On December 2, 1998, the Board of Directors of Nations Fund, Inc. approved INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management, Inc. ("Putnam") to serve with Gartmore as investment sub-advisers for Nations International Equity Fund. Pursuant to the new sub-advisory arrangements, each of the three investment sub-advisers would be responsible for managing approximately one-third of Nations International Equity Fund's assets and each investment sub-adviser would receive fees based on the actual amount of assets managed by such investment sub-adviser. In order for INVESCO and Putnam to serve as investment sub-advisers to Nations International Equity Fund, the shareholders of Nations International Equity Fund must approve the new investment sub-advisory agreements with each of INVESCO and Putnam. It is expected that the Company will call a special meeting of shareholders seeking approval of the new investment sub-advisory arrangement to be held in April 1999.

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                  On October 7, 1998,  the Board of  Directors  of Nations  Fund
         Portfolios, Inc. approved an Agreement and Plan of Consolidation and Liquidation (the "Plan") effecting two of the underlying Nations Funds that are sub-advised by Gartmore. Under the Plan, Nations Emerging Markets Fund will acquire all of the assets of Nations Pacific Growth Fund in exchange for corresponding shares of Nations Emerging Markets Fund and the assumption by Nations Emerging Markets Fund of all liabilities of Nations Pacific Growth Fund. If this Plan is approved by shareholders of Nations Pacific Growth Fund at a Special Meeting of Nations Pacific Growth Fund's Shareholders that will likely be called for early March 1999, the consolidation is expected to occur before the end of the first quarter of 1999 and Nations Pacific Growth Fund would no longer be available as an underlying Nations Fund.